UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          AMN HEALTHCARE SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                                       06-1500476
--------------------------------------------------------------------------------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)


12235 EL CAMINO REAL, SUITE 200, SAN DIEGO, CA          92130
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [_]

Securities Act registration file number to which this form relates (if applicable): 333-65168

Securities to be registered pursuant to Section 12(b) of the Act:

         TITLE OF EACH CLASS                    NAME OF EACH EXCHANGE ON WHICH
           TO BE REGISTERED                     EACH CLASS IS TO BE REGISTERED
           ----------------                     ------------------------------

Common Stock, par value $.01 per share              New York Stock Exchange

Securities to be registered pursuant to Section 12(g) of the Act: None

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT



ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
         -------------------------------------------------------

                  The information required by this Item 1 is incorporated by reference to the information set forth under "Description of Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-65168) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on July 16, 2001, and as amended on each of August 21, 2001, September 14, 2001 and October 19, 2001 (the "Registration Statement"). Such information also will appear in the Registrant's prospectus that forms a part of the Registration Statement, and such prospectus is incorporated by reference.

ITEM 2.  EXHIBITS.
         --------

                  All of the following exhibits have been filed as exhibits to the Registration Statement, and are hereby incorporated by reference.


         EXHIBIT NUMBER                         DESCRIPTION OF EXHIBIT
--------------------------------------------------------------------------------

              3.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to exhibit
                           3.1 of the Registration Statement).

              3.2 By-laws of the Registrant (incorporated by reference to exhibit 3.2 of the Registration Statement).

              4.1 Specimen Common Stock Certificate (incorporated by reference to exhibit 4.1 of the Registration Statement).

                                    SIGNATURE


                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  October 26, 2001


                             AMN HEALTHCARE SERVICES, INC.


                              By:  /s/ Steven C. Francis
                                   --------------------------------------------
                                   Name:  Steven C. Francis
                                   Title: President and Chief Executive Officer

                                INDEX TO EXHIBITS


         EXHIBIT NUMBER                         DESCRIPTION OF EXHIBIT
--------------------------------------------------------------------------------

              3.1 Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to exhibit
                           3.1 of the Registration Statement).

              3.2 By-laws of the Registrant (incorporated by reference to exhibit 3.2 of the Registration Statement).

              4.1 Specimen Common Stock Certificate (incorporated by reference to exhibit 4.1 of the Registration Statement).